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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2005
                                                        -----------------

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                        0-31847             31-1724442
         --------                       ---------            ----------
(State or other Jurisdiction of        (Commission          (IRS Employer
 Incorporation or Organization)        File Number)         Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.
            ------------

         On February 16, 2005, the shareholders of Lawrence Financial Holdings, Inc. (the "Company") approved the pending merger with Oak Hill Financial, Inc. which is expected to close on or about March 31, 2005. The press release issued announcing the shareholder approval is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------


        (c)      Exhibits

                 Exhibit Number           Description
                 --------------           -----------
                 99.1                     Press release dated February 17, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LAWRENCE FINACIAL HOLDINGS, INC.




Date: February 17, 2005                By: /s/ Jack L. Blair
                                           -------------------------------------
                                           Jack L. Blair
                                           President and Chief Executive Officer